Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

(18 U.S.C. § 1350)

In connection with the quarterly report of SouthWest Water Company (the “Company”) on Form 10-Q for the period ended September 30, 2009 (the “Report”), I, David Stanton, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1)             to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2009	/s/ DAVID STANTON
David Stanton
Chief Financial Officer